UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2018 athenahealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33689	04-3387530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Arsenal Street, Watertown, MA 02472
(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code: 617-402-1000
________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 2, 2018, the Board of Directors (the “Board”) of athenahealth, Inc. (“athenahealth”) unanimously appointed Jeffrey Immelt to the Board and as the Chairman. Mr. Immelt was appointed, effective February 7, 2018, to fill a vacancy in Class I of the Board created by the Board’s decision to increase the number of directors to eleven (11) in accordance with athenahealth’s Amended and Restated By-Laws. Mr. Immelt will serve for a term ending on the date of athenahealth’s 2020 annual meeting of shareholders following the fiscal year ending December 31, 2019, and until his successor is duly elected and qualified, or until his earlier resignation, death, or removal.
Mr. Immelt will receive athenahealth’s standard non-employee director cash and equity compensation and reimbursement of reasonable travel and other expenses.  Pursuant to athenahealth’s 2018 Board Compensation Plan, he will receive a $60,000 annual cash retainer paid in quarterly installments, an annual equity award for 2018 of restricted stock units having a value of $281,250 (the “2018 Annual Award”), and an annual cash retainer fee of $50,000 for serving as the Chairman. In connection with his appointment, on February 7, 2018, Mr. Immelt will receive an equity award of restricted stock units with a fair market value of $13,562, which represents the pro rata value of the 2017 annual equity award (the “2017 Annual Award”) granted to members of the Board under the 2017 Director Compensation Plan, pro-rated for his partial year of service from February 7, 2018 to March 1, 2018. Mr. Immelt’s pro-rated portion of his 2017 Annual Award will vest in full on March 1, 2018.  Mr. Immelt will also enter into athenahealth’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333- 143998), filed on September 6, 2007, and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure
On February 7, 2018, athenahealth issued a press release with respect to the appointment of Jeffrey Immelt as its Chairman. A copy of the press release announcing the appointment of Mr. Immelt is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information in this report (including Exhibit 99.1 hereto) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press release issued by athenahealth, Inc. on February 7, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

athenahealth, Inc.
(Registrant)
February 7, 2018	/s/ Dan Haley
Dan Haley
Senior Vice President, Chief Legal and Administrative Officer